SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): December 30, 2004

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 8.01 Other Events.

Extension of Early Tender Date for 7.00% Notes due 2006

On December 30, 2004, we announced that we extended to January 12, 2005, the Early Tender Date (as that term is defined in the Company’s Offer to Purchase dated December 15, 2004, as amended) of our cash tender offer for up to $450,000,000 of our outstanding 7.00% notes due 2006.

A copy of the press release announcing the extension of the Early Tender Date is attached hereto as exhibit 99.1

ITEM 9.01. Financial Statements And Exhibits.

(c)	Exhibits.

99.1	Press Release, dated December 30, 2004, announcing the extension of the early tender date of the tender offer for our 7.00% notes due 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: December 30, 2004	By:	/s/ Gary W. Grellman
	Name:	Gary W. Grellman
	Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated December 30, 2004, announcing the extension of the early tender date of the tender offer for our 7.00% notes due 2006